Exhibit 10.40

AGREEMENT

AGREEMENT (this “Agreement”) dated as of September 30, 2006 by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”), Woodlaken LLC (“Woodlaken”), Jezebel Management Corporation (“Jezebel”), Pinetree (Barbados) Inc. (“Pinetree”), Coady Family LLC (“Coady”), F. Jay Leonard (“Leonard”), Peter and Barbara Carpenter (“Carpenter”), Pascal Partners, LLC (“Pascal”), Steven Kilponen (“Kilponen”) and Millennium Trust Co. LLC Custodian FBO Joseph Cooper Rollover IRA 90M020013 (“Cooper,” and together with Woodlaken, Jezebel, Pinetree, Coady, Leonard, Carpenter, Pascal and Kilponen, the “Investors”)

WITNESSETH:

WHEREAS, the Company has sold $1,572,000 aggregate principal amount of Senior Secured Promissory Notes to the Investors in the amounts set forth on Schedule 1 (the “Existing Notes”);

WHEREAS, Company has authorized the sale of up to an additional $128,000.00 of Senior Secured Promissory Notes (the “Additional Notes”); and

WHEREAS, the Investors and the Company now wish to amend (i) the Existing Notes to provide that the Existing Notes shall be payable pari passu with the Additional Notes, and (ii) that certain Security Agreement dated as of March 16, 2005 by and between the Company and the Investors (the “Security Agreement”) to provide that the Additional Notes, when issued, will be entitled to share in the security interest in the Company’s assets provided by such agreement on a pari passu basis with the holders of the Existing Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENT OF EXISTING NOTES.

1.1. Additional Notes Pari Passu. Each of the outstanding Existing Notes is hereby amended to provide that each of the Additional Notes, when issued and sold, shall be payable pari passu with the outstanding Existing Notes.

1.2. Full Force and Effect. Except as amended hereby, the terms of the Notes, as previously amended, remain in full force and effect.

2.	AMENDMENT OF SECURITY AGREEMENT.

2.1 Security Agreement. Section 20 of the Security Agreement is hereby deleted and replaced in its entirety with the following:

Section 20. Additional Secured Parties. The Debtor, Woodlaken, Jezebel, Pinetree (Barbados), Inc., Coady Family LLC, F. Jay Leonard, Peter and Barbara Carpenter, Pascal Partners, LLC, Steven Kilponen and Meriden Cooper Corporation  401K Profit Sharing Plan, Joseph Cooper Trustee acknowledge that the Debtor may sell up to an additional $128,000 aggregate principal amount of promissory notes having substantially the same terms as the Notes (for a maximum aggregate principal amount of $1,700,000) and such parties, and all persons who become Secured Parties after the date hereof, agree that upon the sale of a promissory note and the execution of a joinder agreement in the form of Schedule B hereto by the purchaser thereof, (i) such purchaser shall be deemed a “Secured Party” hereunder and (ii) Schedule A hereto shall be amended to include all relevant information pertaining to such purchaser and the Note purchased by him, her or it. Schedule A as so amended shall be initialed or signed by the President of the Debtor.

3. MISCELLANEOUS.

3.1. Law Applicable. This Agreement shall be governed by and construed pursuant to the laws of the State of New York, without giving effect to conflicts of laws principles.

3.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for all such counterparts.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement as of the day and year first above written.

COMPANY:

SOLOMON TECHNOLOGIES, INC.

By: /s/ Peter W. DeVecchis, Jr.
Name: Peter W. DeVecchis, Jr.
Title: President

WOODLAKEN LLC

By: /s/ Gary M. Laskowski
Name: Gary M. Laskowski
Title: Manager

JEZEBEL MANAGEMENT CORPORATION

By: /s/ Michael A. D’Amelio
Name: Michael A. D’Amelio
Title: President

PINETREE (BARBADOS) INC.

By: /s/ J. Gordon Murphy
Name: J. Gordon Murphy
Title: President

COADY FAMILY LLC

By: /s/ Patrick D. Coady
Name: Patrick D. Coady
Title: Manager

/s/ F. Jay Leonard
F. Jay Leonard

/s/ Peter Carpenter
Peter Carpenter

/s/ Barbara Carpenter
Barbara Carpenter

PASCAL PARTNERS, LLC

By: /s/ Nick Marinella
Name: Nick Marinella
Title: Managing Member

/s/ Steven Kilponen
Steven Kilponen

Millennium Trust Co. LLC Custodian
FBO Joseph Cooper Rollover IRA 90M020013

By: /s/ Joseph Cooper
Name: Joseph Cooper
Title:

SCHEDULE 1

Senior Notes

Name of Investor	Date Issued	Principal Amount
Woodlaken LLC	March 7, 2005	$40,000.00
Jezebel Management Corporation	March 16, 2005	$100,000.00
Pinetree (Barbados) Inc.	April 1, 2005	$50,000.00
Woodlaken LLC	April 1, 2005	$10,000.00
Jezebel Management Corporation	April 18, 2005	$75,000.00
Coady Family LLC	May 25, 2005	$100,000.00
Jezebel Management Corporation	July 8, 2005	$75,000.00
Jezebel Management Corporation	August 16, 2005	$150,000.00
Jezebel Management Corporation	September 15, 2005	$150,000.00
Jezebel Management Corporation	November 18, 2005	$100,000.00
Pinetree (Barbados) Inc.	November 18, 2005	$100,000.00
F. Jay Leonard	March 20, 2006	$25,000.00
Woodlaken LLC	March 31, 2006	$72,000.00
Peter and Barbara Carpenter	April 7, 2006	$100,000.00
Pascal Partners, LLC	April 10, 2006	$100,000.00
Coady Family LLC	May 23, 2006	$200,000.00
Steven Kilponen	June 13, 2006	$25,000.00
Millennium Trust Co. LLC Custodian FBO Joseph Cooper Rollover IRA 90M020013	July 3, 2006	$100,000.00